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                                                                   EXHIBIT 10.15


                AMENDED AND RESTATED CHANGE-IN-CONTROL AGREEMENTS, BETWEEN SOUTHERN CALIFORNIA WATER COMPANY AND CERTAIN EXECUTIVES,
                          DATED AS OF OCTOBER 25, 1999

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                AMENDED AND RESTATED CHANGE-IN-CONTROL AGREEMENT

               This Amended and Restated Change-in-Control Agreement (the "Agreement") is dated as of October 25, 1999, is entered into by and between Susan L. Conway (the "Executive") and Southern California Water Company, a California corporation (the "Company"), and amends and restates in its entirety the Change-in-Control Agreement dated as of October 27, 1998 among the Executive and the Company.

                                    RECITALS

               The Company considers it essential to the best interest of the Company and its shareholders that the Executive be encouraged to remain with the Company and continue to devote full attention to the Company's business notwithstanding the possibility, threat or occurrence of a Change in Control (as defined in Section 3). The Company believes that it is in the best interest of the Company and its shareholders to reinforce and encourage the continued attention and dedication of the Executive and to diminish inevitable distractions arising from the possibility of a Change in Control. Accordingly, to assure the Company that it will have the Executive's undivided attention and services notwithstanding the possibility, threat or occurrence of a Change in Control, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Board of Directors of the Company has, at the recommendation of its Compensation Committee, caused the Company to enter into this Agreement.

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                              TERMS AND CONDITIONS

               The Executive and the Company hereby agree to the following terms and conditions:

        1. TERM OF AGREEMENT

               If a Change in Control (as defined in Section 3) occurs on or before the expiration date of this Agreement and while the Executive is still an employee of the Company, then this Agreement will continue in effect for two years from the date of such Change in Control and, if the Executive's employment with the Company is terminated within such two-year period, this Agreement shall thereafter continue in effect until all of the obligations of the Company under this Agreement shall have been fulfilled. If no Change in Control occurs on or before December 31, 2000, this Agreement shall expire; provided, however that this Agreement shall be automatically extended for an additional two years to December 31, 2002 if (i) a plan or agreement for a Change in Control has been approved by the Board of Directors of the Company or American States Water Company, a California corporation ("AWR"), on or before the expiration date, or
(ii) the Company has not delivered to you or you shall have not delivered to the Company written notice at least 60 days prior to the expiration date that such expiration date shall not be so extended. This Agreement shall continue to be automatically extended for an additional two-year period and each succeeding two-year period if a plan or agreement for a Change in Control has been approved by the Board of Directors of the Company or AWR or the Company or the Executive fails to give the notices by the time and in the manner described in this
Section 1.


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        2. CHANGE IN CONTROL DATE

               The "Change in Control Date" shall mean the first date during the term of this Agreement on which a Change in Control (as defined in Section 3) occurs; provided, however, that if a Change in Control occurs and if the Executive's employment with the Company is terminated after approval by the Board of Directors of the Company or AWR of a plan or agreement for a Change in Control but prior to the date on which the Change in Control occurs, the "Change in Control Date" shall mean the date immediately preceding the date of such termination.

        3. CHANGE IN CONTROL

               A "Change in Control" shall mean any of the following events:

               (a) the dissolution or liquidation of either the Company or AWR, unless its business is continued by another entity in which holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity's voting securities immediately after the event;

               (b) any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of either the Company or AWR, unless its business is continued by another entity in which holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity's voting securities immediately after the event;


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               (c) any reorganization or merger of the Company or AWR, unless the holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing or surviving entity's voting securities immediately after the event;

               (d) an acquisition by any person, entity or group acting in concert of more than 50% of the voting securities of the Company or AWR, unless the holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the acquirer's voting securities immediately after the acquisition; or

               (e) a change of one-half or more of the members of the Board of Directors of the Company or AWR within a twelve-month period, unless the election or nomination for election by shareholders of new directors within such period constituting a majority of the applicable Board was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the twelve-month period.

        4. EFFECTIVE PERIOD

               For the purpose of this Agreement, the "Effective Period" is the period commencing on the Change in Control Date and ending on the date this Agreement terminates.

        5. TERMINATION OF EMPLOYMENT

               (a) Death or Disability: The Executive's employment shall terminate automatically upon the Executive's death. If the Disability (as defined below) of the Executive occurs during the Effective Period, the Company may give the Executive written notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt,


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the Executive shall not have returned to full-time performance of his or her duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from his or her duties with the Company on a full-time basis for 180 consecutive business days as a result of a physical or mental condition which prevents the Executive from performing the Executive's normal duties of employment and which is (i) determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative and/or (ii) entitles the Executive to the payment of long-term disability benefits from the Company's or AWR's long-term disability plan commencing no later than the Disability Effective Date.

               (b) Cause: The Company may terminate the Executive's employment other than for Cause or Disability during the Effective Period as provided in
Section 6(a). The Company may also terminate the Executive's employment during the Effective Period for Cause. For purposes of this Agreement, "Cause" shall be limited to the following:

                        (i) the Executive's failure to render services to the
                Company where such failure amounts to gross neglect or gross misconduct of the Executive's responsibility and duties,

                        (ii) the Executive's commission of an act of fraud or
                dishonesty against the Company or any affiliate of the Company, or

                        (iii) the Executive's conviction of a felony or other
                crime involving moral turpitude.


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               (c) Good Reason: The Executive's employment may be terminated by the Executive during the Effective Period for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

                      (i) the assignment to the Executive of any duties
               inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as in effect on the Change in Control Date, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                      (ii) any failure by the Company to reappoint the Executive to a position held by the Executive on the Change in Control Date, except as a result of the termination of the Executive's employment by the Company for Cause or Disability, the death of the Executive, or the termination of the Executive's employment by the Executive other than for Good Reason;

                      (iii) reduction by the Company in the Executive's base
               salary as in effect on the date hereof or as the same may be increased from time-to-time;

                      (iv) the taking of any action by the Company (including
               the elimination of benefit plans without providing substitutes therefore or the reduction of the Executive's benefits thereunder) that would substantially diminish the aggregate value of the Executive's incentive awards and other fringe benefits including the


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               executive benefits and perquisites from the levels in effect prior to the Change in Control Date;

                      (v) the Company's requiring the Executive to be based at
               any office or location which increases the distance from the Executive's home to the office location by more than 35 miles from the distance in effect as of the Change in Control Date;

                      (vi) any failure by the Company to comply with and satisfy
               Section 11(c) of this Agreement.

        6. OBLIGATIONS OF THE COMPANY UPON TERMINATION

               (a) Good Reason, Other Than for Cause or Disability: If the Company shall terminate the Executive's employment other than for Cause or Disability during the Effective Period, or the Executive shall terminate employment for Good Reason during the Effective Period, the Company agrees, subject to Section 8, to make the payments and provide the benefits described below:

                      (i) The Company shall pay to the Executive in a cash lump
               sum within 10 days from the date of the Executive's termination of employment an amount equal to the product of (A) and (B), where (A) is 2.99 and (B) is the Executive's annual base salary at the highest of the rate in effect at any time during the three years preceding the date of termination. (ii) The Company shall also pay to the Executive in a cash lump sum within 10 days from the date of termination an amount equal to the sum of (A) Executive's base salary through the date of termination, plus (B) any


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               compensation previously deferred by the Executive (together with any accrued earnings or interest thereon), plus (C) any accrued vacation pay, in each case to the extent not theretofore paid (the amounts referred to in this paragraph (ii) are hereinafter referred to as the "Accrued Obligations").

                      (iii) The Company shall also pay to the Executive in a
               cash lump sum within 10 days from the date of termination an amount equal to the excess of (A) over (B), where (A) is equal to the single sum actuarial equivalent of what would be the Executive's accrued benefits under the terms of the Southern California Water Company Pension Plan (or any successor thereto), including any supplemental retirement plan providing additional pension benefits, (hereinafter together referred to as the "Pension Plan") at time of the Executive's termination of employment, without regard to whether such benefits are "vested" thereunder, if the Executive were credited with an additional two years of continuous service after the termination of Executive's employment with the Company at the Executive's highest annual rate of compensation covered by such Pension Plan within the three years preceding the date of the termination of the Executive's employment with the Company and (B) is equal to the single sum actuarial equivalent of the Executive's accrued benefits under the Pension Plan at the time of the Executive's termination of employment. The payment under this paragraph (iii) shall not extinguish any rights the Executive has to benefits under the Pension Plan. For purposes of this paragraph, "actuarial equivalent" shall be determined using the actuarial assumptions used under the Pension Plan for determining the


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               actuarial equivalence of different annuity forms of benefits. In no event shall the additional two years of continuous service referred to above cause the Executive to be deemed to be older than the Executive's actual age for any purpose under this Agreement.

                      (iv) For two years after the Executive's date of
               termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue to provide welfare benefits and fringe benefits and other perquisites to the Executive and/or the Executive's family at least equal to those which would have been provided to them if the Executive's employment had not been terminated (in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliates applicable generally to other peer executives and their families immediately preceding the date of the Executive's termination of employment); provided, however, that if the Executive becomes employed by another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for any retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until two years after the date of termination of employment and to have retired on the last day of such period. Following the period of


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               continued benefits referred to in this subsection, the Executive and the Executive's family shall be given the right provided in
               Section 4980B of the Internal Revenue Code of 1986, as amended (the "Code"), to elect to continue benefits in all group medical plans. In the event that the Executive's participation in any of the plans, programs, practices or policies of the Company referred to in this subsection is barred by the terms of such plans, programs, practices or policies, the Company shall provide the Executive with benefits substantially similar to those which the Executive would be entitled as a participant in such plans, programs, practices or policies. At the end of the period of coverage, the Executive shall have the option to have assigned to the Executive, at no cost and with no apportionment of prepaid premiums, any assignable insurance policy owned by the Company and relating specifically to the Executive.

                      (v) The Company shall enable the Executive to purchase, at the end of the Effective Period, the automobile, if any, provided by the Company for the Executive's use at the time of the Executive's termination of employment at the wholesale value of such automobile at such time, as shown in the current addition of the National Auto Research Publication Blue Book. At the Executive's election, the Executive may retain any existing club memberships of the Executive purchased by the Company upon reimbursement to the Company of any membership costs paid by the Company.

                      (vi) To the extent not theretofore paid or provided, the
               Company shall timely pay or provide the Executive any other amounts or benefits required to be


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               paid or provided or which the Executive is eligible to receive under any plan, program, policy, practice, contract or agreement of the Company and its affiliates (such other amounts and benefits being hereinafter referred to as "Other Benefits") in accordance with the terms of such plan, program, policy, practice, contract or agreement.

                      (vii) The Executive shall be entitled to interest on any
               payments not paid on a timely basis as provided in this Section 6(a) at the applicable Federal Rate provided for in Section 7872(f)(2)(A) of the Code.

               (b) Death: If the Executive's employment is terminated by reason of the Executive's death during the Effective Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a cash lump sum within 10 days of the date of the Executive's death.

               (c) Disability: If the Executive's employment is terminated by reason of the Executive's Disability during the Effective Period, this Agreement shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive in a cash lump sum within 30 days of the Executive's termination of employment.

               (d) Cause, Other than for Good Reason: If the Executive's employment shall be terminated for Cause during the Effective Period or, if the Executive voluntarily terminates


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employment during the Effective Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and any benefits payable to Executive under a plan, policy, practice, etc., referred to in Section 7 below. Accrued
Obligations shall be paid to the Executive in a cash lump sum within 60 days of the Executive's termination of employment.

        7. NON-EXCLUSIVITY OF RIGHTS

               Subject to Section 8, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliates and for which the Executive may qualify, nor, subject to Sections 8 and 20, shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliates. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice, program, contract or agreement with the Company or any of its affiliates at or subsequent to the date of termination of the Executive's employment shall be payable in accordance with such plan, policy, practice, program, contract or agreement except as explicitly modified by this Agreement.

        8. LIMITATION ON BENEFITS

               Notwithstanding anything in this Agreement to the contrary, if any payments or benefits to be made to or for the Executive's benefit, whether pursuant to this Agreement or otherwise, whether by the Company or another entity or person, would not be deductible by the Company due to limitations imposed by Section 162(m) of the Code, then such payments or benefits shall be deferred to the extent necessary until such time as such payments would be


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deductible under Section 162(m) of the Code. Either the Company or the Executive
may request a determination as to whether any payments would be subject to limitations on deductibility under Section 162(m) of the Code and, if so requested, such determination shall be made by independent legal counsel selected by the Company and approved by the Executive. Payment may be delayed pending any such determination, provided that the Executive shall be entitled to interest on any delayed payment at the applicable Federal Rate provided for in
Section 7872(f)(2)(A) of the Code. The Executive shall also be entitled to interest on any payments deferred as a result of the limitations on deductibility under Section 162(m) of the Code at the applicable Federal Rate provided for in Section 7872(f)(2)(A) of the Code.

        9. PARACHUTE PAYMENTS

               (a) Gross-Up Payment. In the event that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments under this Section 9(a)) (a "Payment") is determined to be subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to the Executive an additional payment (a "Gross-Up Payment") in an amount such that after payment by Executive of all taxes (including any interest or penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon such Payments.


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               (b) Accounting Firm. Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Arthur Andersen LLP or such other certified public accounting firm as may be designated by Executive and which is satisfactory to the Company (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after such determinations are requested by Executive or the Company. All fees and expenses of the Accounting Firm shall be born solely by the Company. The Company shall pay any Gross-Up Payment, as determined pursuant to this Section 9(b), to Executive within five days after the receipt by the Company of the Accounting Firm's determination. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 9(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and the Company shall pay such Underpayment promptly to or for the benefit of the Executive.

               (c) Internal Revenue Service Claims. Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after Executive is informed in writing of such


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claim and shall apprise the Company of the nature of such claim, and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                      (i) Give the Company any information reasonably requested
               by it relating to such claim,

                      (ii) Take such action in connection with contesting such
               claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                      (iii) Cooperate with the Company in good faith in order to contest such claim effectively, and

                      (iv) Permit the Company to participate in any proceedings
               relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection


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with such contests and, at their sole discretion, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive, on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the control by the Company of the contest shall be limited to issues with respect to which the Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

               (d) Refunds. If , after the receipt by Executive of an amount advanced by the Company pursuant to Section 9(c), Executive becomes entitled to receive any refund with respect to such claim, Executive shall (subject to compliance by Company with the requirements of Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an


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amount advanced by the Company pursuant to Section 9(c), a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

        10. FULL SETTLEMENT

               The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided in Section 6(a)(iv), such amounts shall not be reduced whether or not Executive obtains other employment.

        11. SUCCESSORS

               (a) This Agreement is personal to the Executive and shall not be assignable by the Executive other than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

               (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

               (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or


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assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, the "Company" shall mean the Company as defined and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

        12. ARBITRATION

               (a) Because it is agreed that time will be of the essence in determining whether any payments are due to the Executive under this Agreement, the Executive may submit any claim for payment under this Agreement or dispute regarding the interpretation of this Agreement to arbitration. This right to select arbitration shall be solely that of the Executive, and the Executive may decide whether or not to arbitrate in his or her discretion. The "right to select arbitration" is not mandatory on the Executive, and the Executive may choose in lieu thereof to bring an action in an appropriate civil court. Once an arbitration is commenced, however, it may not be discontinued without the mutual consent of both parties to the arbitration. During the lifetime of the Executive only he or she can use the arbitration procedure set forth in this section.

               (b) Any claim for arbitration may be submitted as follows: If the Executive disagrees with the Company regarding the interpretation of this Agreement and the claim is finally denied by the Company in whole or in part, such claim may be filed in writing with an arbitrator of the Executive's choice who is selected by the method described in the next three sentences. The first step of the selection shall consist of the Executive submitting a list of five potential arbitrators to the Company. Each of the five arbitrators must be either (1) a member of the National Academy of Arbitrators located in the State of California or (2) a retired California


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Superior Court or Appellate Court judge. Within two weeks after receipt of the list, the Company shall select one of the five arbitrators as the arbitrator for the dispute in question. If the Company fails to select an arbitrator in a timely manner, the Executive shall then designate one of the five arbitrators as the arbitrator for the dispute in question.

               (c) The arbitration hearing shall be held within thirty days (or as soon thereafter as possible) after the picking of the arbitrator. No continuance of the hearing shall be allowed without the mutual consent of the Executive and the Company. Absence from or nonparticipation at the hearing by either party shall not prevent the issuance of an award. Hearing procedures which will expedite the hearing may be ordered at the arbitrator's discretion, and the arbitrator may close the hearing at his or her discretion when sufficient evidence to satisfy issuance of an award has been presented.

               (d) The arbitrator's award shall be rendered as expeditiously as possible and in no event later than thirty days after the close of the hearing. In the event the arbitrator finds that the Company has breached this Agreement, he or she shall order the Company to immediately take the necessary steps to remedy the breach. The award of the arbitrator shall be final and binding upon the parties. The award may be enforced in any appropriate court as soon as possible after it is rendered. If an action is brought to confirm the award, both the Company and the Executive agree that no appeal shall be taken by either party from any decision rendered in such action.

               (e) The Company will be considered the prevailing party in a dispute if the arbitrator determines that the Company has not breached this Agreement. Otherwise, the Executive will be considered the prevailing party. In the event that the Company is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (excluding any attorneys'


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fees incurred by the Company) including stenographic reporter, if employed, shall be paid by the Executive. In the event that Executive is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (including all attorneys' fees incurred by the Executive), including the fees of a stenographic reporter if employed, shall be paid by the Company.

        13. GOVERNING LAW

               The laws of California shall govern the validity and interpretation of this Agreement, with regard to conflicts of laws.

        14. CAPTIONS

               The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

        15. AMENDMENT

               This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

        16. NOTICES

               All notices and other communications regarding this Agreement shall be in writing and shall be hand delivered to the other party or sent by prepaid registered or certified mail, return receipt requested, addressed as follows:

               If to the Executive:
                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

               If to the Company:   Southern California Water Company
                                    630 East Foothill Boulevard
                                    San Dimas, CA  91773
                                    Attn:  Secretary
or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective when actually received by the addressee.

        17. SEVERABILITY

               The lack of validity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

        18. WITHHOLDING TAXES

               The Company may withhold required federal, state, local or foreign taxes from any amounts payable under this Agreement.

        19. NO WAIVER

               The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have under this Agreement, including, without limitation, the right of the Executive to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right under this Agreement.

        20. AT-WILL EMPLOYMENT

               The Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Executive and the Company, the employment of the Executive by the Company prior to the Change in Control Date is "at will" and, prior to the Change in Control Date, the Executive's employment may be terminated by either the Executive or the Company at any time, in which case the Executive shall have no further rights under this Agreement. From and after the Change in Control Date, this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof.

        21. COUNTERPARTS

               This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above in Los Angeles, California.

                                        SOUTHERN CALIFORNIA WATER COMPANY

                                        By      /s/  Floyd E. Wicks
                                                --------------------------------
                                        Title   President and C.E.O.


                                        EXECUTIVE

                                        /s/ Susan L. Conway
                                        ----------------------------------------

                AMENDED AND RESTATED CHANGE-IN-CONTROL AGREEMENT

               This Amended and Restated Change-in-Control Agreement (the "Agreement") is dated as of October 25, 1999, is entered into by and between Denise L. Kruger (the "Executive") and Southern California Water Company, a California corporation (the "Company"), and amends and restates in its entirety the Change-in-Control Agreement dated as of October 27, 1998 among the Executive and the Company.

                                    RECITALS

               The Company considers it essential to the best interest of the Company and its shareholders that the Executive be encouraged to remain with the Company and continue to devote full attention to the Company's business notwithstanding the possibility, threat or occurrence of a Change in Control (as defined in Section 3). The Company believes that it is in the best interest of the Company and its shareholders to reinforce and encourage the continued attention and dedication of the Executive and to diminish inevitable distractions arising from the possibility of a Change in Control. Accordingly, to assure the Company that it will have the Executive's undivided attention and services notwithstanding the possibility, threat or occurrence of a Change in Control, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Board of Directors of the Company has, at the recommendation of its Compensation Committee, caused the Company to enter into this Agreement.

                              TERMS AND CONDITIONS

               The Executive and the Company hereby agree to the following terms and conditions:

        1. TERM OF AGREEMENT

               If a Change in Control (as defined in Section 3) occurs on or before the expiration date of this Agreement and while the Executive is still an employee of the Company, then this Agreement will continue in effect for two years from the date of such Change in Control and, if the Executive's employment with the Company is terminated within such two-year period, this Agreement shall thereafter continue in effect until all of the obligations of the Company under this Agreement shall have been fulfilled. If no Change in Control occurs on or before December 31, 2000, this Agreement shall expire; provided, however that this Agreement shall be automatically extended for an additional two years to December 31, 2002 if (i) a plan or agreement for a Change in Control has been approved by the Board of Directors of the Company or American States Water Company, a California corporation ("AWR"), on or before the expiration date, or
(ii) the Company has not delivered to you or you shall have not delivered to the Company written notice at least 60 days prior to the expiration date that such expiration date shall not be so extended. This Agreement shall continue to be automatically extended for an additional two-year period and each succeeding two-year period if a plan or agreement for a Change in Control has been approved by the Board of Directors of the Company or AWR or the Company or the Executive fails to give the notices by the time and in the manner described in this
Section 1.

        2. CHANGE IN CONTROL DATE

               The "Change in Control Date" shall mean the first date during the term of this Agreement on which a Change in Control (as defined in Section 3) occurs; provided, however, that if a Change in Control occurs and if the Executive's employment with the Company is terminated after approval by the Board of Directors of the Company or AWR of a plan or agreement for a Change in Control but prior to the date on which the Change in Control occurs, the "Change in Control Date" shall mean the date immediately preceding the date of such termination.

        3. CHANGE IN CONTROL

               A "Change in Control" shall mean any of the following events:

               (a) the dissolution or liquidation of either the Company or AWR, unless its business is continued by another entity in which holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity's voting securities immediately after the event;

               (b) any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of either the Company or AWR, unless its business is continued by another entity in which holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity's voting securities immediately after the event;

               (c) any reorganization or merger of the Company or AWR, unless the holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing or surviving entity's voting securities immediately after the event;

               (d) an acquisition by any person, entity or group acting in concert of more than 50% of the voting securities of the Company or AWR, unless the holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the acquirer's voting securities immediately after the acquisition; or

               (e) a change of one-half or more of the members of the Board of Directors of the Company or AWR within a twelve-month period, unless the election or nomination for election by shareholders of new directors within such period constituting a majority of the applicable Board was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the twelve-month period.

        4. EFFECTIVE PERIOD

               For the purpose of this Agreement, the "Effective Period" is the period commencing on the Change in Control Date and ending on the date this Agreement terminates.

        5. TERMINATION OF EMPLOYMENT

               (a) Death or Disability: The Executive's employment shall terminate automatically upon the Executive's death. If the Disability (as defined below) of the Executive occurs during the Effective Period, the Company may give the Executive written notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of his or her duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from his or her duties with the Company on a full-time basis for 180 consecutive business days as a result of a physical or mental condition which prevents the Executive from performing the Executive's normal duties of employment and which is (i) determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative and/or (ii) entitles the Executive to the payment of long-term disability benefits from the Company's or AWR's long-term disability plan commencing no later than the Disability Effective Date.

               (b) Cause: The Company may terminate the Executive's employment other than for Cause or Disability during the Effective Period as provided in
Section 6(a). The Company may also terminate the Executive's employment during the Effective Period for Cause. For purposes of this Agreement, "Cause" shall be limited to the following:

                      (i) the Executive's failure to render services to the
               Company where such failure amounts to gross neglect or gross misconduct of the Executive's responsibility and duties,

                      (ii) the Executive's commission of an act of fraud or
               dishonesty against the Company or any affiliate of the Company, or

                      (iii) the Executive's conviction of a felony or other
               crime involving moral turpitude.

               (c) Good Reason: The Executive's employment may be terminated by the Executive during the Effective Period for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

                      (i) the assignment to the Executive of any duties
               inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as in effect on the Change in Control Date, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                      (ii) any failure by the Company to reappoint the Executive to a position held by the Executive on the Change in Control Date, except as a result of the termination of the Executive's employment by the Company for Cause or Disability, the death of the Executive, or the termination of the Executive's employment by the Executive other than for Good Reason;

                      (iii) reduction by the Company in the Executive's base
               salary as in effect on the date hereof or as the same may be increased from time-to-time;

                      (iv) the taking of any action by the Company (including
               the elimination of benefit plans without providing substitutes therefore or the reduction of the Executive's benefits thereunder) that would substantially diminish the aggregate value of the Executive's incentive awards and other fringe benefits including the executive benefits and perquisites from the levels in effect prior to the Change in Control Date;

                      (v) the Company's requiring the Executive to be based at
               any office or location which increases the distance from the Executive's home to the office location by more than 35 miles from the distance in effect as of the Change in Control Date;

                      (vi) any failure by the Company to comply with and satisfy
               Section 11(c) of this Agreement.

        6. OBLIGATIONS OF THE COMPANY UPON TERMINATION

               (a) Good Reason, Other Than for Cause or Disability: If the Company shall terminate the Executive's employment other than for Cause or Disability during the Effective Period, or the Executive shall terminate employment for Good Reason during the Effective Period, the Company agrees, subject to Section 8, to make the payments and provide the benefits described below:

                      (i) The Company shall pay to the Executive in a cash lump
               sum within 10 days from the date of the Executive's termination of employment an amount equal to the product of (A) and (B), where (A) is 2.99 and (B) is the Executive's annual base salary at the highest of the rate in effect at any time during the three years preceding the date of termination.

                      (ii) The Company shall also pay to the Executive in a cash lump sum within 10 days from the date of termination an amount equal to the sum of (A) Executive's base salary through the date of termination, plus (B) any compensation previously deferred by the Executive (together with any accrued earnings or interest thereon), plus (C) any accrued vacation pay, in each case to the extent not theretofore paid (the amounts referred to in this paragraph (ii) are hereinafter referred to as the "Accrued Obligations").

                      (iii) The Company shall also pay to the Executive in a
               cash lump sum within 10 days from the date of termination an amount equal to the excess of (A) over (B), where (A) is equal to the single sum actuarial equivalent of what would be the Executive's accrued benefits under the terms of the Southern California Water Company Pension Plan (or any successor thereto), including any supplemental retirement plan providing additional pension benefits, (hereinafter together referred to as the "Pension Plan") at time of the Executive's termination of employment, without regard to whether such benefits are "vested" thereunder, if the Executive were credited with an additional two years of continuous service after the termination of Executive's employment with the Company at the Executive's highest annual rate of compensation covered by such Pension Plan within the three years preceding the date of the termination of the Executive's employment with the Company and (B) is equal to the single sum actuarial equivalent of the Executive's accrued benefits under the Pension Plan at the time of the Executive's termination of employment. The payment under this paragraph (iii) shall not extinguish any rights the Executive has to benefits under the Pension Plan. For purposes of this paragraph, "actuarial equivalent" shall be determined using the actuarial assumptions used under the Pension Plan for determining the actuarial equivalence of different annuity forms of benefits. In no event shall the additional two years of continuous service referred to above cause the Executive to be deemed to be older than the Executive's actual age for any purpose under this Agreement.

                      (iv) For two years after the Executive's date of
               termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue to provide welfare benefits and fringe benefits and other perquisites to the Executive and/or the Executive's family at least equal to those which would have been provided to them if the Executive's employment had not been terminated (in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliates applicable generally to other peer executives and their families immediately preceding the date of the Executive's termination of employment); provided, however, that if the Executive becomes employed by another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for any retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until two years after the date of termination of employment and to have retired on the last day of such period. Following the period of continued benefits referred to in this subsection, the Executive and the Executive's family shall be given the right provided in
               Section 4980B of the Internal Revenue Code of 1986, as amended (the "Code"), to elect to continue benefits in all group medical plans. In the event that the Executive's participation in any of the plans, programs, practices or policies of the Company referred to in this subsection is barred by the terms of such plans, programs, practices or policies, the Company shall provide the Executive with benefits substantially similar to those which the Executive would be entitled as a participant in such plans, programs, practices or policies. At the end of the period of coverage, the Executive shall have the option to have assigned to the Executive, at no cost and with no apportionment of prepaid premiums, any assignable insurance policy owned by the Company and relating specifically to the Executive.

                      (v) The Company shall enable the Executive to purchase, at the end of the Effective Period, the automobile, if any, provided by the Company for the Executive's use at the time of the Executive's termination of employment at the wholesale value of such automobile at such time, as shown in the current addition of the National Auto Research Publication Blue Book. At the Executive's election, the Executive may retain any existing club memberships of the Executive purchased by the Company upon reimbursement to the Company of any membership costs paid by the Company.

                      (vi) To the extent not theretofore paid or provided, the
               Company shall timely pay or provide the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy, practice, contract or agreement of the Company and its affiliates (such other amounts and benefits being hereinafter referred to as "Other Benefits") in accordance with the terms of such plan, program, policy, practice, contract or agreement.

                      (vii) The Executive shall be entitled to interest on any
               payments not paid on a timely basis as provided in this Section 6(a) at the applicable Federal Rate provided for in Section 7872(f)(2)(A) of the Code.

               (b) Death: If the Executive's employment is terminated by reason of the Executive's death during the Effective Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a cash lump sum within 10 days of the date of the Executive's death.

               (c) Disability: If the Executive's employment is terminated by reason of the Executive's Disability during the Effective Period, this Agreement shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive in a cash lump sum within 30 days of the Executive's termination of employment.

               (d) Cause, Other than for Good Reason: If the Executive's employment shall be terminated for Cause during the Effective Period or, if the Executive voluntarily terminates employment during the Effective Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and any benefits payable to Executive under a plan, policy, practice, etc., referred to in Section 7 below. Accrued Obligations shall be paid to the Executive in a cash lump sum within 60 days of the Executive's termination of employment.

        7. NON-EXCLUSIVITY OF RIGHTS

               Subject to Section 8, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliates and for which the Executive may qualify, nor, subject to Sections 8 and 20, shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliates. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice, program, contract or agreement with the Company or any of its affiliates at or subsequent to the date of termination of the Executive's employment shall be payable in accordance with such plan, policy, practice, program, contract or agreement except as explicitly modified by this Agreement.

        8. LIMITATION ON BENEFITS

               Notwithstanding anything in this Agreement to the contrary, if any payments or benefits to be made to or for the Executive's benefit, whether pursuant to this Agreement or otherwise, whether by the Company or another entity or person, would not be deductible by the Company due to limitations imposed by Section 162(m) of the Code, then such payments or benefits shall be deferred to the extent necessary until such time as such payments would be deductible under Section 162(m) of the Code. Either the Company or the Executive may request a determination as to whether any payments would be subject to limitations on deductibility under Section 162(m) of the Code and, if so requested, such determination shall be made by independent legal counsel selected by the Company and approved by the Executive. Payment may be delayed pending any such determination, provided that the Executive shall be entitled to interest on any delayed payment at the applicable Federal Rate provided for in
Section 7872(f)(2)(A) of the Code. The Executive shall also be entitled to interest on any payments deferred as a result of the limitations on deductibility under Section 162(m) of the Code at the applicable Federal Rate provided for in Section 7872(f)(2)(A) of the Code.

        9. PARACHUTE PAYMENTS

               (a) Gross-Up Payment. In the event that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments under this Section 9(a)) (a "Payment") is determined to be subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to the Executive an additional payment (a "Gross-Up Payment") in an amount such that after payment by Executive of all taxes (including any interest or penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon such Payments.

               (b) Accounting Firm. Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Arthur Andersen LLP or such other certified public accounting firm as may be designated by Executive and which is satisfactory to the Company (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after such determinations are requested by Executive or the Company. All fees and expenses of the Accounting Firm shall be born solely by the Company. The Company shall pay any Gross-Up Payment, as determined pursuant to this Section 9(b), to Executive within five days after the receipt by the Company of the Accounting Firm's determination. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 9(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and the Company shall pay such Underpayment promptly to or for the benefit of the Executive.

               (c) Internal Revenue Service Claims. Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                      (i) Give the Company any information reasonably requested
               by it relating to such claim,

                      (ii) Take such action in connection with contesting such
               claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                      (iii) Cooperate with the Company in good faith in order to contest such claim effectively, and

                      (iv) Permit the Company to participate in any proceedings
               relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection with such contests and, at their sole discretion, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive, on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the control by the Company of the contest shall be limited to issues with respect to which the Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

               (d) Refunds. If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 9(c), Executive becomes entitled to receive any refund with respect to such claim, Executive shall (subject to compliance by Company with the requirements of Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 9(c), a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

        10. FULL SETTLEMENT

               The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided in Section 6(a)(iv), such amounts shall not be reduced whether or not Executive obtains other employment.

        11. SUCCESSORS

               (a) This Agreement is personal to the Executive and shall not be assignable by the Executive other than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

               (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

               (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, the "Company" shall mean the Company as defined and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

        12. ARBITRATION

               (a) Because it is agreed that time will be of the essence in determining whether any payments are due to the Executive under this Agreement, the Executive may submit any claim for payment under this Agreement or dispute regarding the interpretation of this Agreement to arbitration. This right to select arbitration shall be solely that of the Executive, and the Executive may decide whether or not to arbitrate in his or her discretion. The "right to select arbitration" is not mandatory on the Executive, and the Executive may choose in lieu thereof to bring an action in an appropriate civil court. Once an arbitration is commenced, however, it may not be discontinued without the mutual consent of both parties to the arbitration. During the lifetime of the Executive only he or she can use the arbitration procedure set forth in this section.

               (b) Any claim for arbitration may be submitted as follows: If the Executive disagrees with the Company regarding the interpretation of this Agreement and the claim is finally denied by the Company in whole or in part, such claim may be filed in writing with an arbitrator of the Executive's choice who is selected by the method described in the next three sentences. The first step of the selection shall consist of the Executive submitting a list of five potential arbitrators to the Company. Each of the five arbitrators must be either (1) a member of the National Academy of Arbitrators located in the State of California or (2) a retired California

Superior Court or Appellate Court judge. Within two weeks after receipt of the list, the Company shall select one of the five arbitrators as the arbitrator for the dispute in question. If the Company fails to select an arbitrator in a timely manner, the Executive shall then designate one of the five arbitrators as the arbitrator for the dispute in question.

               (c) The arbitration hearing shall be held within thirty days (or as soon thereafter as possible) after the picking of the arbitrator. No continuance of the hearing shall be allowed without the mutual consent of the Executive and the Company. Absence from or nonparticipation at the hearing by either party shall not prevent the issuance of an award. Hearing procedures which will expedite the hearing may be ordered at the arbitrator's discretion, and the arbitrator may close the hearing at his or her discretion when sufficient evidence to satisfy issuance of an award has been presented.

               (d) The arbitrator's award shall be rendered as expeditiously as possible and in no event later than thirty days after the close of the hearing. In the event the arbitrator finds that the Company has breached this Agreement, he or she shall order the Company to immediately take the necessary steps to remedy the breach. The award of the arbitrator shall be final and binding upon the parties. The award may be enforced in any appropriate court as soon as possible after it is rendered. If an action is brought to confirm the award, both the Company and the Executive agree that no appeal shall be taken by either party from any decision rendered in such action.

               (e) The Company will be considered the prevailing party in a dispute if the arbitrator determines that the Company has not breached this Agreement. Otherwise, the Executive will be considered the prevailing party. In the event that the Company is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (excluding any attorneys' fees incurred by the Company) including stenographic reporter, if employed, shall be paid by the Executive. In the event that Executive is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (including all attorneys' fees incurred by the Executive), including the fees of a stenographic reporter if employed, shall be paid by the Company.

        13. GOVERNING LAW

               The laws of California shall govern the validity and interpretation of this Agreement, with regard to conflicts of laws.

        14. CAPTIONS

               The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

        15. AMENDMENT

               This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

        16. NOTICES

               All notices and other communications regarding this Agreement shall be in writing and shall be hand delivered to the other party or sent by prepaid registered or certified mail, return receipt requested, addressed as follows:

               If to the Executive:
                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

               If to the Company:   Southern California Water Company
                                    630 East Foothill Boulevard
                                    San Dimas, CA  91773
                                    Attn:  Secretary
or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective when actually received by the addressee.

        17. SEVERABILITY

               The lack of validity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

        18. WITHHOLDING TAXES

               The Company may withhold required federal, state, local or foreign taxes from any amounts payable under this Agreement.

        19. NO WAIVER

               The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have under this Agreement, including, without limitation, the right of the Executive to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right under this Agreement.

        20. AT-WILL EMPLOYMENT

               The Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Executive and the Company, the employment of the Executive by the Company prior to the Change in Control Date is "at will" and, prior to the Change in Control Date, the Executive's employment may be terminated by either the Executive or the Company at any time, in which case the Executive shall have no further rights under this Agreement. From and after the Change in Control Date, this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof.

        21. COUNTERPARTS

               This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above in Los Angeles, California.

                                        SOUTHERN CALIFORNIA WATER COMPANY

                                        By      /s/  Floyd E. Wicks
                                                --------------------------------
                                        Title   President and C.E.O.

                                        EXECUTIVE

                                        /s/ Denise L. Kruger
                                        ----------------------------------------

                AMENDED AND RESTATED CHANGE-IN-CONTROL AGREEMENT

               This Amended and Restated Change-in-Control Agreement (the "Agreement") is dated as of October 25, 1999, is entered into by and between James B. Gallagher (the "Executive") and Southern California Water Company, a California corporation (the "Company"), and amends and restates in its entirety the Change-in-Control Agreement dated as of October 27, 1998 among the Executive and the Company.

                                    RECITALS

               The Company considers it essential to the best interest of the Company and its shareholders that the Executive be encouraged to remain with the Company and continue to devote full attention to the Company's business notwithstanding the possibility, threat or occurrence of a Change in Control (as defined in Section 3). The Company believes that it is in the best interest of the Company and its shareholders to reinforce and encourage the continued attention and dedication of the Executive and to diminish inevitable distractions arising from the possibility of a Change in Control. Accordingly, to assure the Company that it will have the Executive's undivided attention and services notwithstanding the possibility, threat or occurrence of a Change in Control, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Board of Directors of the Company has, at the recommendation of its Compensation Committee, caused the Company to enter into this Agreement.

                              TERMS AND CONDITIONS

               The Executive and the Company hereby agree to the following terms and conditions:

        1. TERM OF AGREEMENT

               If a Change in Control (as defined in Section 3) occurs on or before the expiration date of this Agreement and while the Executive is still an employee of the Company, then this Agreement will continue in effect for two years from the date of such Change in Control and, if the Executive's employment with the Company is terminated within such two-year period, this Agreement shall thereafter continue in effect until all of the obligations of the Company under this Agreement shall have been fulfilled. If no Change in Control occurs on or before December 31, 2000, this Agreement shall expire; provided, however that this Agreement shall be automatically extended for an additional two years to December 31, 2002 if (i) a plan or agreement for a Change in Control has been approved by the Board of Directors of the Company or American States Water Company, a California corporation ("AWR"), on or before the expiration date, or
(ii) the Company has not delivered to you or you shall have not delivered to the Company written notice at least 60 days prior to the expiration date that such expiration date shall not be so extended. This Agreement shall continue to be automatically extended for an additional two-year period and each succeeding two-year period if a plan or agreement for a Change in Control has been approved by the Board of Directors of the Company or AWR or the Company or the Executive fails to give the notices by the time and in the manner described in this
Section 1.

        2. CHANGE IN CONTROL DATE

               The "Change in Control Date" shall mean the first date during the term of this Agreement on which a Change in Control (as defined in Section 3) occurs; provided, however, that if a Change in Control occurs and if the Executive's employment with the Company is terminated after approval by the Board of Directors of the Company or AWR of a plan or agreement for a Change in Control but prior to the date on which the Change in Control occurs, the "Change in Control Date" shall mean the date immediately preceding the date of such termination.

        3. CHANGE IN CONTROL

               A "Change in Control" shall mean any of the following events:

               (a) the dissolution or liquidation of either the Company or AWR, unless its business is continued by another entity in which holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity's voting securities immediately after the event;

               (b) any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of either the Company or AWR, unless its business is continued by another entity in which holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity's voting securities immediately after the event;

               (c) any reorganization or merger of the Company or AWR, unless the holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing or surviving entity's voting securities immediately after the event;

               (d) an acquisition by any person, entity or group acting in concert of more than 50% of the voting securities of the Company or AWR, unless the holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the acquirer's voting securities immediately after the acquisition; or

               (e) a change of one-half or more of the members of the Board of Directors of the Company or AWR within a twelve-month period, unless the election or nomination for election by shareholders of new directors within such period constituting a majority of the applicable Board was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the twelve-month period.

        4. EFFECTIVE PERIOD

               For the purpose of this Agreement, the "Effective Period" is the period commencing on the Change in Control Date and ending on the date this Agreement terminates.

        5. TERMINATION OF EMPLOYMENT

               (a) Death or Disability: The Executive's employment shall terminate automatically upon the Executive's death. If the Disability (as defined below) of the Executive occurs during the Effective Period, the Company may give the Executive written notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of his or her duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from his or her duties with the Company on a full-time basis for 180 consecutive business days as a result of a physical or mental condition which prevents the Executive from performing the Executive's normal duties of employment and which is (i) determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative and/or (ii) entitles the Executive to the payment of long-term disability benefits from the Company's or AWR's long-term disability plan commencing no later than the Disability Effective Date.

               (b) Cause: The Company may terminate the Executive's employment other than for Cause or Disability during the Effective Period as provided in
Section 6(a). The Company may also terminate the Executive's employment during the Effective Period for Cause. For purposes of this Agreement, "Cause" shall be limited to the following:

                      (i) the Executive's failure to render services to the
               Company where such failure amounts to gross neglect or gross misconduct of the Executive's responsibility and duties,

                      (ii) the Executive's commission of an act of fraud or
               dishonesty against the Company or any affiliate of the Company, or

                      (iii) the Executive's conviction of a felony or other
               crime involving moral turpitude.

               (c) Good Reason: The Executive's employment may be terminated by the Executive during the Effective Period for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

                      (i) the assignment to the Executive of any duties
               inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as in effect on the Change in Control Date, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                      (ii) any failure by the Company to reappoint the Executive to a position held by the Executive on the Change in Control Date, except as a result of the termination of the Executive's employment by the Company for Cause or Disability, the death of the Executive, or the termination of the Executive's employment by the Executive other than for Good Reason;

                      (iii) reduction by the Company in the Executive's base
               salary as in effect on the date hereof or as the same may be increased from time-to-time; (iv) the taking of any action by the Company (including the elimination of benefit plans without providing substitutes therefore or the reduction of the Executive's benefits thereunder) that would substantially diminish the aggregate value of the Executive's incentive awards and other fringe benefits including the executive benefits and perquisites from the levels in effect prior to the Change in Control Date;

                      (v) the Company's requiring the Executive to be based at
               any office or location which increases the distance from the Executive's home to the office location by more than 35 miles from the distance in effect as of the Change in Control Date;

                      (vi) any failure by the Company to comply with and satisfy
               Section 11(c) of this Agreement.

        6. OBLIGATIONS OF THE COMPANY UPON TERMINATION

               (a) Good Reason, Other Than for Cause or Disability: If the Company shall terminate the Executive's employment other than for Cause or Disability during the Effective Period, or the Executive shall terminate employment for Good Reason during the Effective Period, the Company agrees, subject to Section 8, to make the payments and provide the benefits described below:

                      (i) The Company shall pay to the Executive in a cash lump
               sum within 10 days from the date of the Executive's termination of employment an amount equal to the product of (A) and (B), where (A) is 2.99 and (B) is the Executive's annual base salary at the highest of the rate in effect at any time during the three years preceding the date of termination. (ii) The Company shall also pay to the Executive in a cash lump sum within 10 days from the date of termination an amount equal to the sum of (A) Executive's base salary through the date of termination, plus (B) any compensation previously deferred by the Executive (together with any accrued earnings or interest thereon), plus (C) any accrued vacation pay, in each case to the extent not theretofore paid (the amounts referred to in this paragraph (ii) are hereinafter referred to as the "Accrued Obligations").

                      (iii) The Company shall also pay to the Executive in a
               cash lump sum within 10 days from the date of termination an amount equal to the excess of (A) over (B), where (A) is equal to the single sum actuarial equivalent of what would be the Executive's accrued benefits under the terms of the Southern California Water Company Pension Plan (or any successor thereto), including any supplemental retirement plan providing additional pension benefits, (hereinafter together referred to as the "Pension Plan") at time of the Executive's termination of employment, without regard to whether such benefits are "vested" thereunder, if the Executive were credited with an additional two years of continuous service after the termination of Executive's employment with the Company at the Executive's highest annual rate of compensation covered by such Pension Plan within the three years preceding the date of the termination of the Executive's employment with the Company and (B) is equal to the single sum actuarial equivalent of the Executive's accrued benefits under the Pension Plan at the time of the Executive's termination of employment. The payment under this paragraph (iii) shall not extinguish any rights the Executive has to benefits under the Pension Plan. For purposes of this paragraph, "actuarial equivalent" shall be determined using the actuarial assumptions used under the Pension Plan for determining the actuarial equivalence of different annuity forms of benefits. In no event shall the additional two years of continuous service referred to above cause the Executive to be deemed to be older than the Executive's actual age for any purpose under this Agreement.

                      (iv) For two years after the Executive's date of
               termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue to provide welfare benefits and fringe benefits and other perquisites to the Executive and/or the Executive's family at least equal to those which would have been provided to them if the Executive's employment had not been terminated (in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliates applicable generally to other peer executives and their families immediately preceding the date of the Executive's termination of employment); provided, however, that if the Executive becomes employed by another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for any retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until two years after the date of termination of employment and to have retired on the last day of such period. Following the period of continued benefits referred to in this subsection, the Executive and the Executive's family shall be given the right provided in
               Section 4980B of the Internal Revenue Code of 1986, as amended (the "Code"), to elect to continue benefits in all group medical plans. In the event that the Executive's participation in any of the plans, programs, practices or policies of the Company referred to in this subsection is barred by the terms of such plans, programs, practices or policies, the Company shall provide the Executive with benefits substantially similar to those which the Executive would be entitled as a participant in such plans, programs, practices or policies. At the end of the period of coverage, the Executive shall have the option to have assigned to the Executive, at no cost and with no apportionment of prepaid premiums, any assignable insurance policy owned by the Company and relating specifically to the Executive.

                      (v) The Company shall enable the Executive to purchase, at the end of the Effective Period, the automobile, if any, provided by the Company for the Executive's use at the time of the Executive's termination of employment at the wholesale value of such automobile at such time, as shown in the current addition of the National Auto Research Publication Blue Book. At the Executive's election, the Executive may retain any existing club memberships of the Executive purchased by the Company upon reimbursement to the Company of any membership costs paid by the Company.

                      (vi) To the extent not theretofore paid or provided, the
               Company shall timely pay or provide the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy, practice, contract or agreement of the Company and its affiliates (such other amounts and benefits being hereinafter referred to as "Other Benefits") in accordance with the terms of such plan, program, policy, practice, contract or agreement.

                      (vii) The Executive shall be entitled to interest on any
               payments not paid on a timely basis as provided in this Section 6(a) at the applicable Federal Rate provided for in Section 7872(f)(2)(A) of the Code.

               (b) Death: If the Executive's employment is terminated by reason of the Executive's death during the Effective Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a cash lump sum within 10 days of the date of the Executive's death.

               (c) Disability: If the Executive's employment is terminated by reason of the Executive's Disability during the Effective Period, this Agreement shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive in a cash lump sum within 30 days of the Executive's termination of employment.

               (d) Cause, Other than for Good Reason: If the Executive's employment shall be terminated for Cause during the Effective Period or, if the Executive voluntarily terminates employment during the Effective Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and any benefits payable to Executive under a plan, policy, practice, etc., referred to in Section 7 below. Accrued Obligations shall be paid to the Executive in a cash lump sum within 60 days of the Executive's termination of employment.

        7. NON-EXCLUSIVITY OF RIGHTS

               Subject to Section 8, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliates and for which the Executive may qualify, nor, subject to Sections 8 and 20, shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliates. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice, program, contract or agreement with the Company or any of its affiliates at or subsequent to the date of termination of the Executive's employment shall be payable in accordance with such plan, policy, practice, program, contract or agreement except as explicitly modified by this Agreement.

        8. LIMITATION ON BENEFITS

               Notwithstanding anything in this Agreement to the contrary, if any payments or benefits to be made to or for the Executive's benefit, whether pursuant to this Agreement or otherwise, whether by the Company or another entity or person, would not be deductible by the Company due to limitations imposed by Section 162(m) of the Code, then such payments or benefits shall be deferred to the extent necessary until such time as such payments would be deductible under Section 162(m) of the Code. Either the Company or the Executive may request a determination as to whether any payments would be subject to limitations on deductibility under Section 162(m) of the Code and, if so requested, such determination shall be made by independent legal counsel selected by the Company and approved by the Executive. Payment may be delayed pending any such determination, provided that the Executive shall be entitled to interest on any delayed payment at the applicable Federal Rate provided for in
Section 7872(f)(2)(A) of the Code. The Executive shall also be entitled to interest on any payments deferred as a result of the limitations on deductibility under Section 162(m) of the Code at the applicable Federal Rate provided for in Section 7872(f)(2)(A) of the Code.

        9. PARACHUTE PAYMENTS

               (a) Gross-Up Payment. In the event that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments under this Section 9(a)) (a "Payment") is determined to be subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to the Executive an additional payment (a "Gross-Up Payment") in an amount such that after payment by Executive of all taxes (including any interest or penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon such Payments.

               (b) Accounting Firm. Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Arthur Andersen LLP or such other certified public accounting firm as may be designated by Executive and which is satisfactory to the Company (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after such determinations are requested by Executive or the Company. All fees and expenses of the Accounting Firm shall be born solely by the Company. The Company shall pay any Gross-Up Payment, as determined pursuant to this Section 9(b), to Executive within five days after the receipt by the Company of the Accounting Firm's determination. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 9(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and the Company shall pay such Underpayment promptly to or for the benefit of the Executive.

               (c) Internal Revenue Service Claims. Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                      (i) Give the Company any information reasonably requested
               by it relating to such claim,

                      (ii) Take such action in connection with contesting such
               claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                      (iii) Cooperate with the Company in good faith in order to contest such claim effectively, and

                      (iv) Permit the Company to participate in any proceedings
               relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection with such contests and, at their sole discretion, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive, on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the control by the Company of the contest shall be limited to issues with respect to which the Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

               (d) Refunds. If , after the receipt by Executive of an amount advanced by the Company pursuant to Section 9(c), Executive becomes entitled to receive any refund with respect to such claim, Executive shall (subject to compliance by Company with the requirements of Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 9(c), a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

        10. FULL SETTLEMENT

               The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided in Section 6(a)(iv), such amounts shall not be reduced whether or not Executive obtains other employment.

        11. SUCCESSORS

               (a) This Agreement is personal to the Executive and shall not be assignable by the Executive other than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

               (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

               (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, the "Company" shall mean the Company as defined and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

        12. ARBITRATION

               (a) Because it is agreed that time will be of the essence in determining whether any payments are due to the Executive under this Agreement, the Executive may submit any claim for payment under this Agreement or dispute regarding the interpretation of this Agreement to arbitration. This right to select arbitration shall be solely that of the Executive, and the Executive may decide whether or not to arbitrate in his or her discretion. The "right to select arbitration" is not mandatory on the Executive, and the Executive may choose in lieu thereof to bring an action in an appropriate civil court. Once an arbitration is commenced, however, it may not be discontinued without the mutual consent of both parties to the arbitration. During the lifetime of the Executive only he or she can use the arbitration procedure set forth in this section.

               (b) Any claim for arbitration may be submitted as follows: If the Executive disagrees with the Company regarding the interpretation of this Agreement and the claim is finally denied by the Company in whole or in part, such claim may be filed in writing with an arbitrator of the Executive's choice who is selected by the method described in the next three sentences. The first step of the selection shall consist of the Executive submitting a list of five potential arbitrators to the Company. Each of the five arbitrators must be either (1) a member of the National Academy of Arbitrators located in the State of California or (2) a retired California

Superior Court or Appellate Court judge. Within two weeks after receipt of the list, the Company shall select one of the five arbitrators as the arbitrator for the dispute in question. If the Company fails to select an arbitrator in a timely manner, the Executive shall then designate one of the five arbitrators as the arbitrator for the dispute in question.

               (c) The arbitration hearing shall be held within thirty days (or as soon thereafter as possible) after the picking of the arbitrator. No continuance of the hearing shall be allowed without the mutual consent of the Executive and the Company. Absence from or nonparticipation at the hearing by either party shall not prevent the issuance of an award. Hearing procedures which will expedite the hearing may be ordered at the arbitrator's discretion, and the arbitrator may close the hearing at his or her discretion when sufficient evidence to satisfy issuance of an award has been presented.

               (d) The arbitrator's award shall be rendered as expeditiously as possible and in no event later than thirty days after the close of the hearing. In the event the arbitrator finds that the Company has breached this Agreement, he or she shall order the Company to immediately take the necessary steps to remedy the breach. The award of the arbitrator shall be final and binding upon the parties. The award may be enforced in any appropriate court as soon as possible after it is rendered. If an action is brought to confirm the award, both the Company and the Executive agree that no appeal shall be taken by either party from any decision rendered in such action.

               (e) The Company will be considered the prevailing party in a dispute if the arbitrator determines that the Company has not breached this Agreement. Otherwise, the Executive will be considered the prevailing party. In the event that the Company is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (excluding any attorneys' fees incurred by the Company) including stenographic reporter, if employed, shall be paid by the Executive. In the event that Executive is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (including all attorneys' fees incurred by the Executive), including the fees of a stenographic reporter if employed, shall be paid by the Company.

        13. GOVERNING LAW

               The laws of California shall govern the validity and interpretation of this Agreement, with regard to conflicts of laws.

        14. CAPTIONS

               The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

        15. AMENDMENT

               This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

        16. NOTICES

               All notices and other communications regarding this Agreement shall be in writing and shall be hand delivered to the other party or sent by prepaid registered or certified mail, return receipt requested, addressed as follows:

               If to the Executive:
                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

               If to the Company:   Southern California Water Company
                                    630 East Foothill Boulevard
                                    San Dimas, CA  91773
                                    Attn:  Secretary
or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective when actually received by the addressee.

        17. SEVERABILITY

               The lack of validity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

        18. WITHHOLDING TAXES

               The Company may withhold required federal, state, local or foreign taxes from any amounts payable under this Agreement.

        19. NO WAIVER

               The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have under this Agreement, including, without limitation, the right of the Executive to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right under this Agreement.

        20. AT-WILL EMPLOYMENT

               The Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Executive and the Company, the employment of the Executive by the Company prior to the Change in Control Date is "at will" and, prior to the Change in Control Date, the Executive's employment may be terminated by either the Executive or the Company at any time, in which case the Executive shall have no further rights under this Agreement. From and after the Change in Control Date, this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof.

        21. COUNTERPARTS

               This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above in Los Angeles, California.

                                        SOUTHERN CALIFORNIA WATER COMPANY

                                        By      /s/  Floyd E. Wicks
                                                --------------------------------
                                        Title   President and C.E.O.

                                        EXECUTIVE

                                        /s/ James B. Gallagher
                                        ----------------------------------------

                AMENDED AND RESTATED CHANGE-IN-CONTROL AGREEMENT

               This Amended and Restated Change-in-Control Agreement (the "Agreement") is dated as of October 25, 1999, is entered into by and between Donald K. Saddoris (the "Executive") and Southern California Water Company, a California corporation (the "Company"), and amends and restates in its entirety the Change-in-Control Agreement dated as of October 27, 1998 among the Executive and the Company.

                                    RECITALS

               The Company considers it essential to the best interest of the Company and its shareholders that the Executive be encouraged to remain with the Company and continue to devote full attention to the Company's business notwithstanding the possibility, threat or occurrence of a Change in Control (as defined in Section 3). The Company believes that it is in the best interest of the Company and its shareholders to reinforce and encourage the continued attention and dedication of the Executive and to diminish inevitable distractions arising from the possibility of a Change in Control. Accordingly, to assure the Company that it will have the Executive's undivided attention and services notwithstanding the possibility, threat or occurrence of a Change in Control, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Board of Directors of the Company has, at the recommendation of its Compensation Committee, caused the Company to enter into this Agreement.

                              TERMS AND CONDITIONS

               The Executive and the Company hereby agree to the following terms and conditions:

        1. TERM OF AGREEMENT

               If a Change in Control (as defined in Section 3) occurs on or before the expiration date of this Agreement and while the Executive is still an employee of the Company, then this Agreement will continue in effect for two years from the date of such Change in Control and, if the Executive's employment with the Company is terminated within such two-year period, this Agreement shall thereafter continue in effect until all of the obligations of the Company under this Agreement shall have been fulfilled. If no Change in Control occurs on or before December 31, 2000, this Agreement shall expire; provided, however that this Agreement shall be automatically extended for an additional two years to December 31, 2002 if (i) a plan or agreement for a Change in Control has been approved by the Board of Directors of the Company or American States Water Company, a California corporation ("AWR"), on or before the expiration date, or
(ii) the Company has not delivered to you or you shall have not delivered to the Company written notice at least 60 days prior to the expiration date that such expiration date shall not be so extended. This Agreement shall continue to be automatically extended for an additional two-year period and each succeeding two-year period if a plan or agreement for a Change in Control has been approved by the Board of Directors of the Company or AWR or the Company or the Executive fails to give the notices by the time and in the manner described in this
Section 1.

        2. CHANGE IN CONTROL DATE

               The "Change in Control Date" shall mean the first date during the term of this Agreement on which a Change in Control (as defined in Section 3) occurs; provided, however, that if a Change in Control occurs and if the Executive's employment with the Company is terminated after approval by the Board of Directors of the Company or AWR of a plan or agreement for a Change in Control but prior to the date on which the Change in Control occurs, the "Change in Control Date" shall mean the date immediately preceding the date of such termination.

        3. CHANGE IN CONTROL

               A "Change in Control" shall mean any of the following events:

               (a) the dissolution or liquidation of either the Company or AWR, unless its business is continued by another entity in which holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity's voting securities immediately after the event;

               (b) any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of either the Company or AWR, unless its business is continued by another entity in which holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity's voting securities immediately after the event;

               (c) any reorganization or merger of the Company or AWR, unless the holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing or surviving entity's voting securities immediately after the event;

               (d) an acquisition by any person, entity or group acting in concert of more than 50% of the voting securities of the Company or AWR, unless the holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the acquirer's voting securities immediately after the acquisition; or

               (e) a change of one-half or more of the members of the Board of Directors of the Company or AWR within a twelve-month period, unless the election or nomination for election by shareholders of new directors within such period constituting a majority of the applicable Board was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the twelve-month period.

        4. EFFECTIVE PERIOD

               For the purpose of this Agreement, the "Effective Period" is the period commencing on the Change in Control Date and ending on the date this Agreement terminates.

        5. TERMINATION OF EMPLOYMENT

               (a) Death or Disability: The Executive's employment shall terminate automatically upon the Executive's death. If the Disability (as defined below) of the Executive occurs during the Effective Period, the Company may give the Executive written notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of his or her duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from his or her duties with the Company on a full-time basis for 180 consecutive business days as a result of a physical or mental condition which prevents the Executive from performing the Executive's normal duties of employment and which is (i) determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative and/or (ii) entitles the Executive to the payment of long-term disability benefits from the Company's or AWR's long-term disability plan commencing no later than the Disability Effective Date.

               (b) Cause: The Company may terminate the Executive's employment other than for Cause or Disability during the Effective Period as provided in
Section 6(a). The Company may also terminate the Executive's employment during the Effective Period for Cause. For purposes of this Agreement, "Cause" shall be limited to the following:

                      (i) the Executive's failure to render services to the
               Company where such failure amounts to gross neglect or gross misconduct of the Executive's responsibility and duties,

                      (ii) the Executive's commission of an act of fraud or
               dishonesty against the Company or any affiliate of the Company, or

                      (iii) the Executive's conviction of a felony or other
               crime involving moral turpitude.

               (c) Good Reason: The Executive's employment may be terminated by the Executive during the Effective Period for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

                      (i) the assignment to the Executive of any duties
               inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as in effect on the Change in Control Date, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                      (ii) any failure by the Company to reappoint the Executive to a position held by the Executive on the Change in Control Date, except as a result of the termination of the Executive's employment by the Company for Cause or Disability, the death of the Executive, or the termination of the Executive's employment by the Executive other than for Good Reason;

                      (iii) reduction by the Company in the Executive's base
               salary as in effect on the date hereof or as the same may be increased from time-to-time;

                      (iv) the taking of any action by the Company (including
               the elimination of benefit plans without providing substitutes therefore or the reduction of the Executive's benefits thereunder) that would substantially diminish the aggregate value of the Executive's incentive awards and other fringe benefits including the executive benefits and perquisites from the levels in effect prior to the Change in Control Date;

                      (v) the Company's requiring the Executive to be based at
               any office or location which increases the distance from the Executive's home to the office location by more than 35 miles from the distance in effect as of the Change in Control Date;

                      (vi) any failure by the Company to comply with and satisfy
               Section 11(c) of this Agreement.

        6. OBLIGATIONS OF THE COMPANY UPON TERMINATION

               (a) Good Reason, Other Than for Cause or Disability: If the Company shall terminate the Executive's employment other than for Cause or Disability during the Effective Period, or the Executive shall terminate employment for Good Reason during the Effective Period, the Company agrees, subject to Section 8, to make the payments and provide the benefits described below:

                      (i) The Company shall pay to the Executive in a cash lump
               sum within 10 days from the date of the Executive's termination of employment an amount equal to the product of (A) and (B), where (A) is 2.99 and (B) is the Executive's annual base salary at the highest of the rate in effect at any time during the three years preceding the date of termination.

                      (ii) The Company shall also pay to the Executive in a cash lump sum within 10 days from the date of termination an amount equal to the sum of (A) Executive's base salary through the date of termination, plus (B) any compensation previously deferred by the Executive (together with any accrued earnings or interest thereon), plus (C) any accrued vacation pay, in each case to the extent not theretofore paid (the amounts referred to in this paragraph (ii) are hereinafter referred to as the "Accrued Obligations").

                      (iii) The Company shall also pay to the Executive in a
               cash lump sum within 10 days from the date of termination an amount equal to the excess of (A) over (B), where (A) is equal to the single sum actuarial equivalent of what would be the Executive's accrued benefits under the terms of the Southern California Water Company Pension Plan (or any successor thereto), including any supplemental retirement plan providing additional pension benefits, (hereinafter together referred to as the "Pension Plan") at time of the Executive's termination of employment, without regard to whether such benefits are "vested" thereunder, if the Executive were credited with an additional two years of continuous service after the termination of Executive's employment with the Company at the Executive's highest annual rate of compensation covered by such Pension Plan within the three years preceding the date of the termination of the Executive's employment with the Company and (B) is equal to the single sum actuarial equivalent of the Executive's accrued benefits under the Pension Plan at the time of the Executive's termination of employment. The payment under this paragraph (iii) shall not extinguish any rights the Executive has to benefits under the Pension Plan. For purposes of this paragraph, "actuarial equivalent" shall be determined using the actuarial assumptions used under the Pension Plan for determining the actuarial equivalence of different annuity forms of benefits. In no event shall the additional two years of continuous service referred to above cause the Executive to be deemed to be older than the Executive's actual age for any purpose under this Agreement.

                      (iv) For two years after the Executive's date of
               termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue to provide welfare benefits and fringe benefits and other perquisites to the Executive and/or the Executive's family at least equal to those which would have been provided to them if the Executive's employment had not been terminated (in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliates applicable generally to other peer executives and their families immediately preceding the date of the Executive's termination of employment); provided, however, that if the Executive becomes employed by another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for any retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until two years after the date of termination of employment and to have retired on the last day of such period. Following the period of continued benefits referred to in this subsection, the Executive and the Executive's family shall be given the right provided in
               Section 4980B of the Internal Revenue Code of 1986, as amended (the "Code"), to elect to continue benefits in all group medical plans. In the event that the Executive's participation in any of the plans, programs, practices or policies of the Company referred to in this subsection is barred by the terms of such plans, programs, practices or policies, the Company shall provide the Executive with benefits substantially similar to those which the Executive would be entitled as a participant in such plans, programs, practices or policies. At the end of the period of coverage, the Executive shall have the option to have assigned to the Executive, at no cost and with no apportionment of prepaid premiums, any assignable insurance policy owned by the Company and relating specifically to the Executive.

                      (v) The Company shall enable the Executive to purchase, at the end of the Effective Period, the automobile, if any, provided by the Company for the Executive's use at the time of the Executive's termination of employment at the wholesale value of such automobile at such time, as shown in the current addition of the National Auto Research Publication Blue Book. At the Executive's election, the Executive may retain any existing club memberships of the Executive purchased by the Company upon reimbursement to the Company of any membership costs paid by the Company.

                      (vi) To the extent not theretofore paid or provided, the
               Company shall timely pay or provide the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy, practice, contract or agreement of the Company and its affiliates (such other amounts and benefits being hereinafter referred to as "Other Benefits") in accordance with the terms of such plan, program, policy, practice, contract or agreement.

                      (vii) The Executive shall be entitled to interest on any
               payments not paid on a timely basis as provided in this Section 6(a) at the applicable Federal Rate provided for in Section 7872(f)(2)(A) of the Code.

               (b) Death: If the Executive's employment is terminated by reason of the Executive's death during the Effective Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a cash lump sum within 10 days of the date of the Executive's death.

               (c) Disability: If the Executive's employment is terminated by reason of the Executive's Disability during the Effective Period, this Agreement shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive in a cash lump sum within 30 days of the Executive's termination of employment.

               (d) Cause, Other than for Good Reason: If the Executive's employment shall be terminated for Cause during the Effective Period or, if the Executive voluntarily terminates employment during the Effective Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and any benefits payable to Executive under a plan, policy, practice, etc., referred to in Section 7 below. Accrued Obligations shall be paid to the Executive in a cash lump sum within 60 days of the Executive's termination of employment.

        7. NON-EXCLUSIVITY OF RIGHTS

               Subject to Section 8, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliates and for which the Executive may qualify, nor, subject to Sections 8 and 20, shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliates. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice, program, contract or agreement with the Company or any of its affiliates at or subsequent to the date of termination of the Executive's employment shall be payable in accordance with such plan, policy, practice, program, contract or agreement except as explicitly modified by this Agreement.

        8. LIMITATION ON BENEFITS

               Notwithstanding anything in this Agreement to the contrary, if any payments or benefits to be made to or for the Executive's benefit, whether pursuant to this Agreement or otherwise, whether by the Company or another entity or person, would not be deductible by the Company due to limitations imposed by Section 162(m) of the Code, then such payments or benefits shall be deferred to the extent necessary until such time as such payments would be deductible under Section 162(m) of the Code. Either the Company or the Executive may request a determination as to whether any payments would be subject to limitations on deductibility under Section 162(m) of the Code and, if so requested, such determination shall be made by independent legal counsel selected by the Company and approved by the Executive. Payment may be delayed pending any such determination, provided that the Executive shall be entitled to interest on any delayed payment at the applicable Federal Rate provided for in
Section 7872(f)(2)(A) of the Code. The Executive shall also be entitled to interest on any payments deferred as a result of the limitations on deductibility under Section 162(m) of the Code at the applicable Federal Rate provided for in Section 7872(f)(2)(A) of the Code.

        9. PARACHUTE PAYMENTS

               (a) Gross-Up Payment. In the event that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments under this Section 9(a)) (a "Payment") is determined to be subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to the Executive an additional payment (a "Gross-Up Payment") in an amount such that after payment by Executive of all taxes (including any interest or penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon such Payments.

               (b) Accounting Firm. Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Arthur Andersen LLP or such other certified public accounting firm as may be designated by Executive and which is satisfactory to the Company (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after such determinations are requested by Executive or the Company. All fees and expenses of the Accounting Firm shall be born solely by the Company. The Company shall pay any Gross-Up Payment, as determined pursuant to this Section 9(b), to Executive within five days after the receipt by the Company of the Accounting Firm's determination. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 9(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and the Company shall pay such Underpayment promptly to or for the benefit of the Executive.

               (c) Internal Revenue Service Claims. Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                      (i) Give the Company any information reasonably requested
               by it relating to such claim,

                      (ii) Take such action in connection with contesting such
               claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                      (iii) Cooperate with the Company in good faith in order to contest such claim effectively, and

                      (iv) Permit the Company to participate in any proceedings
               relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection with such contests and, at their sole discretion, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive, on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the control by the Company of the contest shall be limited to issues with respect to which the Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

               (d) Refunds. If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 9(c), Executive becomes entitled to receive any refund with respect to such claim, Executive shall (subject to compliance by Company with the requirements of Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 9(c), a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

        10. FULL SETTLEMENT

               The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided in Section 6(a)(iv), such amounts shall not be reduced whether or not Executive obtains other employment.

        11. SUCCESSORS

               (a) This Agreement is personal to the Executive and shall not be assignable by the Executive other than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

               (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

               (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, the "Company" shall mean the Company as defined and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

        12. ARBITRATION

               (a) Because it is agreed that time will be of the essence in determining whether any payments are due to the Executive under this Agreement, the Executive may submit any claim for payment under this Agreement or dispute regarding the interpretation of this Agreement to arbitration. This right to select arbitration shall be solely that of the Executive, and the Executive may decide whether or not to arbitrate in his or her discretion. The "right to select arbitration" is not mandatory on the Executive, and the Executive may choose in lieu thereof to bring an action in an appropriate civil court. Once an arbitration is commenced, however, it may not be discontinued without the mutual consent of both parties to the arbitration. During the lifetime of the Executive only he or she can use the arbitration procedure set forth in this section.

               (b) Any claim for arbitration may be submitted as follows: If the Executive disagrees with the Company regarding the interpretation of this Agreement and the claim is finally denied by the Company in whole or in part, such claim may be filed in writing with an arbitrator of the Executive's choice who is selected by the method described in the next three sentences. The first step of the selection shall consist of the Executive submitting a list of five potential arbitrators to the Company. Each of the five arbitrators must be either (1) a member of the National Academy of Arbitrators located in the State of California or (2) a retired California

Superior Court or Appellate Court judge. Within two weeks after receipt of the list, the Company shall select one of the five arbitrators as the arbitrator for the dispute in question. If the Company fails to select an arbitrator in a timely manner, the Executive shall then designate one of the five arbitrators as the arbitrator for the dispute in question.

               (c) The arbitration hearing shall be held within thirty days (or as soon thereafter as possible) after the picking of the arbitrator. No continuance of the hearing shall be allowed without the mutual consent of the Executive and the Company. Absence from or nonparticipation at the hearing by either party shall not prevent the issuance of an award. Hearing procedures which will expedite the hearing may be ordered at the arbitrator's discretion, and the arbitrator may close the hearing at his or her discretion when sufficient evidence to satisfy issuance of an award has been presented.

               (d) The arbitrator's award shall be rendered as expeditiously as possible and in no event later than thirty days after the close of the hearing. In the event the arbitrator finds that the Company has breached this Agreement, he or she shall order the Company to immediately take the necessary steps to remedy the breach. The award of the arbitrator shall be final and binding upon the parties. The award may be enforced in any appropriate court as soon as possible after it is rendered. If an action is brought to confirm the award, both the Company and the Executive agree that no appeal shall be taken by either party from any decision rendered in such action.

               (e) The Company will be considered the prevailing party in a dispute if the arbitrator determines that the Company has not breached this Agreement. Otherwise, the Executive will be considered the prevailing party. In the event that the Company is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (excluding any attorneys' fees incurred by the Company) including stenographic reporter, if employed, shall be paid by the Executive. In the event that Executive is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (including all attorneys' fees incurred by the Executive), including the fees of a stenographic reporter if employed, shall be paid by the Company.

        13. GOVERNING LAW

               The laws of California shall govern the validity and interpretation of this Agreement, with regard to conflicts of laws.

        14. CAPTIONS

               The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

        15. AMENDMENT

               This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

        16. NOTICES

               All notices and other communications regarding this Agreement shall be in writing and shall be hand delivered to the other party or sent by prepaid registered or certified mail, return receipt requested, addressed as follows:

               If to the Executive:
                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

               If to the Company:   Southern California Water Company
                                    630 East Foothill Boulevard
                                    San Dimas, CA  91773
                                    Attn:  Secretary
or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective when actually received by the addressee.

        17. SEVERABILITY

               The lack of validity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

        18. WITHHOLDING TAXES

               The Company may withhold required federal, state, local or foreign taxes from any amounts payable under this Agreement.

        19. NO WAIVER

               The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have under this Agreement, including, without limitation, the right of the Executive to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right under this Agreement.

        20. AT-WILL EMPLOYMENT

               The Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Executive and the Company, the employment of the Executive by the Company prior to the Change in Control Date is "at will" and, prior to the Change in Control Date, the Executive's employment may be terminated by either the Executive or the Company at any time, in which case the Executive shall have no further rights under this Agreement. From and after the Change in Control Date, this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof.

        21. COUNTERPARTS

               This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above in Los Angeles, California.

                                        SOUTHERN CALIFORNIA WATER COMPANY

                                        By      /s/  Floyd E. Wicks
                                                --------------------------------
                                        Title   President and C.E.O.


                                        EXECUTIVE

                                        /s/ Donald K. Saddoris
                                        ----------------------------------------

                AMENDED AND RESTATED CHANGE-IN-CONTROL AGREEMENT

               This Amended and Restated Change-in-Control Agreement (the "Agreement") is dated as of October 25, 1999, is entered into by and between Joseph F. Young (the "Executive") and Southern California Water Company, a California corporation (the "Company"), and amends and restates in its entirety the Change-in-Control Agreement dated as of October 27, 1998 among the Executive and the Company.

                                    RECITALS

               The Company considers it essential to the best interest of the Company and its shareholders that the Executive be encouraged to remain with the Company and continue to devote full attention to the Company's business notwithstanding the possibility, threat or occurrence of a Change in Control (as defined in Section 3). The Company believes that it is in the best interest of the Company and its shareholders to reinforce and encourage the continued attention and dedication of the Executive and to diminish inevitable distractions arising from the possibility of a Change in Control. Accordingly, to assure the Company that it will have the Executive's undivided attention and services notwithstanding the possibility, threat or occurrence of a Change in Control, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Board of Directors of the Company has, at the recommendation of its Compensation Committee, caused the Company to enter into this Agreement.

                              TERMS AND CONDITIONS

               The Executive and the Company hereby agree to the following terms and conditions:

        1. TERM OF AGREEMENT

               If a Change in Control (as defined in Section 3) occurs on or before the expiration date of this Agreement and while the Executive is still an employee of the Company, then this Agreement will continue in effect for two years from the date of such Change in Control and, if the Executive's employment with the Company is terminated within such two-year period, this Agreement shall thereafter continue in effect until all of the obligations of the Company under this Agreement shall have been fulfilled. If no Change in Control occurs on or before December 31, 2000, this Agreement shall expire; provided, however that this Agreement shall be automatically extended for an additional two years to December 31, 2002 if (i) a plan or agreement for a Change in Control has been approved by the Board of Directors of the Company or American States Water Company, a California corporation ("AWR"), on or before the expiration date, or
(ii) the Company has not delivered to you or you shall have not delivered to the Company written notice at least 60 days prior to the expiration date that such expiration date shall not be so extended. This Agreement shall continue to be automatically extended for an additional two-year period and each succeeding two-year period if a plan or agreement for a Change in Control has been approved by the Board of Directors of the Company or AWR or the Company or the Executive fails to give the notices by the time and in the manner described in this
Section 1.

        2. CHANGE IN CONTROL DATE

               The "Change in Control Date" shall mean the first date during the term of this Agreement on which a Change in Control (as defined in Section 3) occurs; provided, however, that if a Change in Control occurs and if the Executive's employment with the Company is terminated after approval by the Board of Directors of the Company or AWR of a plan or agreement for a Change in Control but prior to the date on which the Change in Control occurs, the "Change in Control Date" shall mean the date immediately preceding the date of such termination.

        3. CHANGE IN CONTROL

               A "Change in Control" shall mean any of the following events:

               (a) the dissolution or liquidation of either the Company or AWR, unless its business is continued by another entity in which holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity's voting securities immediately after the event;

               (b) any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of either the Company or AWR, unless its business is continued by another entity in which holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing entity's voting securities immediately after the event;

               (c) any reorganization or merger of the Company or AWR, unless the holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the continuing or surviving entity's voting securities immediately after the event;

               (d) an acquisition by any person, entity or group acting in concert of more than 50% of the voting securities of the Company or AWR, unless the holders of AWR's voting securities immediately before the event own, either directly or indirectly, more than 50% of the acquirer's voting securities immediately after the acquisition; or

               (e) a change of one-half or more of the members of the Board of Directors of the Company or AWR within a twelve-month period, unless the election or nomination for election by shareholders of new directors within such period constituting a majority of the applicable Board was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the twelve-month period.

        4. EFFECTIVE PERIOD

               For the purpose of this Agreement, the "Effective Period" is the period commencing on the Change in Control Date and ending on the date this Agreement terminates.

        5. TERMINATION OF EMPLOYMENT

               (a) Death or Disability: The Executive's employment shall terminate automatically upon the Executive's death. If the Disability (as defined below) of the Executive occurs during the Effective Period, the Company may give the Executive written notice of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of his or her duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from his or her duties with the Company on a full-time basis for 180 consecutive business days as a result of a physical or mental condition which prevents the Executive from performing the Executive's normal duties of employment and which is (i) determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative and/or (ii) entitles the Executive to the payment of long-term disability benefits from the Company's or AWR's long-term disability plan commencing no later than the Disability Effective Date.

               (b) Cause: The Company may terminate the Executive's employment other than for Cause or Disability during the Effective Period as provided in
Section 6(a). The Company may also terminate the Executive's employment during the Effective Period for Cause. For purposes of this Agreement, "Cause" shall be limited to the following:

                      (i) the Executive's failure to render services to the
               Company where such failure amounts to gross neglect or gross misconduct of the Executive's responsibility and duties,

                      (ii) the Executive's commission of an act of fraud or
               dishonesty against the Company or any affiliate of the Company, or

                      (iii) the Executive's conviction of a felony or other
               crime involving moral turpitude.

               (c) Good Reason: The Executive's employment may be terminated by the Executive during the Effective Period for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

                      (i) the assignment to the Executive of any duties
               inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as in effect on the Change in Control Date, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                      (ii) any failure by the Company to reappoint the Executive to a position held by the Executive on the Change in Control Date, except as a result of the termination of the Executive's employment by the Company for Cause or Disability, the death of the Executive, or the termination of the Executive's employment by the Executive other than for Good Reason;

                      (iii) reduction by the Company in the Executive's base
               salary as in effect on the date hereof or as the same may be increased from time-to-time; (iv) the taking of any action by the Company (including the elimination of benefit plans without providing substitutes therefore or the reduction of the Executive's benefits thereunder) that would substantially diminish the aggregate value of the Executive's incentive awards and other fringe benefits including the executive benefits and perquisites from the levels in effect prior to the Change in Control Date;

                      (v) the Company's requiring the Executive to be based at
               any office or location which increases the distance from the Executive's home to the office location by more than 35 miles from the distance in effect as of the Change in Control Date;

                      (vi) any failure by the Company to comply with and satisfy
               Section 11(c) of this Agreement.

        6. OBLIGATIONS OF THE COMPANY UPON TERMINATION

               (a) Good Reason, Other Than for Cause or Disability: If the Company shall terminate the Executive's employment other than for Cause or Disability during the Effective Period, or the Executive shall terminate employment for Good Reason during the Effective Period, the Company agrees, subject to Section 8, to make the payments and provide the benefits described below:

                      (i) The Company shall pay to the Executive in a cash lump
               sum within 10 days from the date of the Executive's termination of employment an amount equal to the product of (A) and (B), where (A) is 2.99 and (B) is the Executive's annual base salary at the highest of the rate in effect at any time during the three years preceding the date of termination.

                      (ii) The Company shall also pay to the Executive in a cash lump sum within 10 days from the date of termination an amount equal to the sum of (A) Executive's base salary through the date of termination, plus (B) any compensation previously deferred by the Executive (together with any accrued earnings or interest thereon), plus (C) any accrued vacation pay, in each case to the extent not theretofore paid (the amounts referred to in this paragraph (ii) are hereinafter referred to as the "Accrued Obligations").

                      (iii) The Company shall also pay to the Executive in a
               cash lump sum within 10 days from the date of termination an amount equal to the excess of (A) over (B), where (A) is equal to the single sum actuarial equivalent of what would be the Executive's accrued benefits under the terms of the Southern California Water Company Pension Plan (or any successor thereto), including any supplemental retirement plan providing additional pension benefits, (hereinafter together referred to as the "Pension Plan") at time of the Executive's termination of employment, without regard to whether such benefits are "vested" thereunder, if the Executive were credited with an additional two years of continuous service after the termination of Executive's employment with the Company at the Executive's highest annual rate of compensation covered by such Pension Plan within the three years preceding the date of the termination of the Executive's employment with the Company and (B) is equal to the single sum actuarial equivalent of the Executive's accrued benefits under the Pension Plan at the time of the Executive's termination of employment. The payment under this paragraph (iii) shall not extinguish any rights the Executive has to benefits under the Pension Plan. For purposes of this paragraph, "actuarial equivalent" shall be determined using the actuarial assumptions used under the Pension Plan for determining the actuarial equivalence of different annuity forms of benefits. In no event shall the additional two years of continuous service referred to above cause the Executive to be deemed to be older than the Executive's actual age for any purpose under this Agreement.

                      (iv) For two years after the Executive's date of
               termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue to provide welfare benefits and fringe benefits and other perquisites to the Executive and/or the Executive's family at least equal to those which would have been provided to them if the Executive's employment had not been terminated (in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliates applicable generally to other peer executives and their families immediately preceding the date of the Executive's termination of employment); provided, however, that if the Executive becomes employed by another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for any retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until two years after the date of termination of employment and to have retired on the last day of such period. Following the period of continued benefits referred to in this subsection, the Executive and the Executive's family shall be given the right provided in
               Section 4980B of the Internal Revenue Code of 1986, as amended (the "Code"), to elect to continue benefits in all group medical plans. In the event that the Executive's participation in any of the plans, programs, practices or policies of the Company referred to in this subsection is barred by the terms of such plans, programs, practices or policies, the Company shall provide the Executive with benefits substantially similar to those which the Executive would be entitled as a participant in such plans, programs, practices or policies. At the end of the period of coverage, the Executive shall have the option to have assigned to the Executive, at no cost and with no apportionment of prepaid premiums, any assignable insurance policy owned by the Company and relating specifically to the Executive.

                      (v) The Company shall enable the Executive to purchase, at the end of the Effective Period, the automobile, if any, provided by the Company for the Executive's use at the time of the Executive's termination of employment at the wholesale value of such automobile at such time, as shown in the current addition of the National Auto Research Publication Blue Book. At the Executive's election, the Executive may retain any existing club memberships of the Executive purchased by the Company upon reimbursement to the Company of any membership costs paid by the Company.

                      (vi) To the extent not theretofore paid or provided, the
               Company shall timely pay or provide the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy, practice, contract or agreement of the Company and its affiliates (such other amounts and benefits being hereinafter referred to as "Other Benefits") in accordance with the terms of such plan, program, policy, practice, contract or agreement.

                      (vii) The Executive shall be entitled to interest on any
               payments not paid on a timely basis as provided in this Section 6(a) at the applicable Federal Rate provided for in Section 7872(f)(2)(A) of the Code.

               (b) Death: If the Executive's employment is terminated by reason of the Executive's death during the Effective Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a cash lump sum within 10 days of the date of the Executive's death.

               (c) Disability: If the Executive's employment is terminated by reason of the Executive's Disability during the Effective Period, this Agreement shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive in a cash lump sum within 30 days of the Executive's termination of employment.

               (d) Cause, Other than for Good Reason: If the Executive's employment shall be terminated for Cause during the Effective Period or, if the Executive voluntarily terminates employment during the Effective Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and any benefits payable to Executive under a plan, policy, practice, etc., referred to in Section 7 below. Accrued Obligations shall be paid to the Executive in a cash lump sum within 60 days of the Executive's termination of employment.

        7. NON-EXCLUSIVITY OF RIGHTS

               Subject to Section 8, nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliates and for which the Executive may qualify, nor, subject to Sections 8 and 20, shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliates. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice, program, contract or agreement with the Company or any of its affiliates at or subsequent to the date of termination of the Executive's employment shall be payable in accordance with such plan, policy, practice, program, contract or agreement except as explicitly modified by this Agreement.

        8. LIMITATION ON BENEFITS

               Notwithstanding anything in this Agreement to the contrary, if any payments or benefits to be made to or for the Executive's benefit, whether pursuant to this Agreement or otherwise, whether by the Company or another entity or person, would not be deductible by the Company due to limitations imposed by Section 162(m) of the Code, then such payments or benefits shall be deferred to the extent necessary until such time as such payments would be deductible under Section 162(m) of the Code. Either the Company or the Executive may request a determination as to whether any payments would be subject to limitations on deductibility under Section 162(m) of the Code and, if so requested, such determination shall be made by independent legal counsel selected by the Company and approved by the Executive. Payment may be delayed pending any such determination, provided that the Executive shall be entitled to interest on any delayed payment at the applicable Federal Rate provided for in
Section 7872(f)(2)(A) of the Code. The Executive shall also be entitled to interest on any payments deferred as a result of the limitations on deductibility under Section 162(m) of the Code at the applicable Federal Rate provided for in Section 7872(f)(2)(A) of the Code.

        9. PARACHUTE PAYMENTS

               (a) Gross-Up Payment. In the event that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments under this Section 9(a)) (a "Payment") is determined to be subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Company shall pay to the Executive an additional payment (a "Gross-Up Payment") in an amount such that after payment by Executive of all taxes (including any interest or penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon such Payments.

               (b) Accounting Firm. Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by Arthur Andersen LLP or such other certified public accounting firm as may be designated by Executive and which is satisfactory to the Company (the "Accounting Firm"), which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after such determinations are requested by Executive or the Company. All fees and expenses of the Accounting Firm shall be born solely by the Company. The Company shall pay any Gross-Up Payment, as determined pursuant to this Section 9(b), to Executive within five days after the receipt by the Company of the Accounting Firm's determination. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 9(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and the Company shall pay such Underpayment promptly to or for the benefit of the Executive.

               (c) Internal Revenue Service Claims. Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                      (i) Give the Company any information reasonably requested
               by it relating to such claim,

                      (ii) Take such action in connection with contesting such
               claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                      (iii) Cooperate with the Company in good faith in order to contest such claim effectively, and

                      (iv) Permit the Company to participate in any proceedings
               relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection


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
with such contests and, at their sole discretion, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive, on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the control by the Company of the contest shall be limited to issues with respect to which the Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

               (d) Refunds. If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 9(c), Executive becomes entitled to receive any refund with respect to such claim, Executive shall (subject to compliance by Company with the requirements of Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an


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
amount advanced by the Company pursuant to Section 9(c), a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

        10. FULL SETTLEMENT

               The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided in Section 6(a)(iv), such amounts shall not be reduced whether or not Executive obtains other employment.

        11. SUCCESSORS

               (a) This Agreement is personal to the Executive and shall not be assignable by the Executive other than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

               (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

               (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, the "Company" shall mean the Company as defined and any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

        12. ARBITRATION

               (a) Because it is agreed that time will be of the essence in determining whether any payments are due to the Executive under this Agreement, the Executive may submit any claim for payment under this Agreement or dispute regarding the interpretation of this Agreement to arbitration. This right to select arbitration shall be solely that of the Executive, and the Executive may decide whether or not to arbitrate in his or her discretion. The "right to select arbitration" is not mandatory on the Executive, and the Executive may choose in lieu thereof to bring an action in an appropriate civil court. Once an arbitration is commenced, however, it may not be discontinued without the mutual consent of both parties to the arbitration. During the lifetime of the Executive only he or she can use the arbitration procedure set forth in this section.

               (b) Any claim for arbitration may be submitted as follows: If the Executive disagrees with the Company regarding the interpretation of this Agreement and the claim is finally denied by the Company in whole or in part, such claim may be filed in writing with an arbitrator of the Executive's choice who is selected by the method described in the next three sentences. The first step of the selection shall consist of the Executive submitting a list of five potential arbitrators to the Company. Each of the five arbitrators must be either (1) a member of the National Academy of Arbitrators located in the State of California or (2) a retired California

Superior Court or Appellate Court judge. Within two weeks after receipt of the list, the Company shall select one of the five arbitrators as the arbitrator for the dispute in question. If the Company fails to select an arbitrator in a timely manner, the Executive shall then designate one of the five arbitrators as the arbitrator for the dispute in question.

               (c) The arbitration hearing shall be held within thirty days (or as soon thereafter as possible) after the picking of the arbitrator. No continuance of the hearing shall be allowed without the mutual consent of the Executive and the Company. Absence from or nonparticipation at the hearing by either party shall not prevent the issuance of an award. Hearing procedures which will expedite the hearing may be ordered at the arbitrator's discretion, and the arbitrator may close the hearing at his or her discretion when sufficient evidence to satisfy issuance of an award has been presented.

               (d) The arbitrator's award shall be rendered as expeditiously as possible and in no event later than thirty days after the close of the hearing. In the event the arbitrator finds that the Company has breached this Agreement, he or she shall order the Company to immediately take the necessary steps to remedy the breach. The award of the arbitrator shall be final and binding upon the parties. The award may be enforced in any appropriate court as soon as possible after it is rendered. If an action is brought to confirm the award, both the Company and the Executive agree that no appeal shall be taken by either party from any decision rendered in such action.

               (e) The Company will be considered the prevailing party in a dispute if the arbitrator determines that the Company has not breached this Agreement. Otherwise, the Executive will be considered the prevailing party. In the event that the Company is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (excluding any attorneys' fees incurred by the Company) including stenographic reporter, if employed, shall be paid by the Executive. In the event that Executive is the prevailing party, the fee of the arbitrator and all necessary expenses of the hearing (including all attorneys' fees incurred by the Executive), including the fees of a stenographic reporter if employed, shall be paid by the Company.

        13. GOVERNING LAW

               The laws of California shall govern the validity and interpretation of this Agreement, with regard to conflicts of laws.

        14. CAPTIONS

               The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

        15. AMENDMENT

               This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

        16. NOTICES

               All notices and other communications regarding this Agreement shall be in writing and shall be hand delivered to the other party or sent by prepaid registered or certified mail, return receipt requested, addressed as follows:

               If to the Executive:
                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------

               If to the Company:   Southern California Water Company
                                    630 East Foothill Boulevard
                                    San Dimas, CA  91773
                                    Attn:  Secretary
or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective when actually received by the addressee.

        17. SEVERABILITY

               The lack of validity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

        18. WITHHOLDING TAXES

               The Company may withhold required federal, state, local or foreign taxes from any amounts payable under this Agreement.

        19. NO WAIVER

               The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have under this Agreement, including, without limitation, the right of the Executive to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right under this Agreement.

        20. AT-WILL EMPLOYMENT

               The Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Executive and the Company, the employment of the Executive by the Company prior to the Change in Control Date is "at will" and, prior to the Change in Control Date, the Executive's employment may be terminated by either the Executive or the Company at any time, in which case the Executive shall have no further rights under this Agreement. From and after the Change in Control Date, this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof.

        21. COUNTERPARTS

               This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above in Los Angeles, California.

                                        SOUTHERN CALIFORNIA WATER COMPANY

                                        By      /s/  Floyd E. Wicks
                                                --------------------------------
                                        Title   President and C.E.O.


                                        EXECUTIVE

                                        /s/ Joseph F. Young
                                        ----------------------------------------